UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2024

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 Milam Street, Suite 3300

Houston, Texas 77002

(713) 579-6106

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

This communication relates to the proposed Business Combination (as defined herein) by and among Flame Acquisition Corp., a Delaware corporation (“Flame”), Sable Offshore Holdings LLC, a Delaware limited liability company (“Holdco”) and Sable Offshore Corp., a Texas corporation and a wholly owned subsidiary of Holdco (“SOC” and, together with Holdco, “Sable”). In connection with the proposed Business Combination, Flame filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A on January 31, 2024 (as may be amended from time to time, the “Proxy Statement”). Flame may also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement contains important information about the proposed Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), WHICH IS CURRENTLY AVAILABLE, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT (AS DEFINED IN THE PROXY STATEMENT). You may obtain a free copy of the Proxy Statement and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.Flameacq.com.

Forward-Looking Statements

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning the SYU Assets (as defined in the Proxy Statement), Sable’s, Holdco’s or Flame’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable’s ability to close the transaction to acquire the SYU Assets and Flame’s ability to close the transaction with Sable. When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are based on Sable’s, Holdco’s and Flame’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable, Holdco and Flame disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Sable, Holdco and Flame caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable, Holdco and Flame, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Sable, Holdco, Flame or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain financing to complete the Business Combination or to satisfy other conditions to closing the Business Combination; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (e) the ability to recommence production of the SYU Assets and the cost and time required therefor, and production levels once recommenced; (f) commodity price volatility, low prices for oil, natural gas and/or natural gas liquids, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) Flame’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the Business Combination. While forward-looking statements are based on assumptions and analyses that management of Flame, Holdco and Sable believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Proxy Statement and other documents filed by Flame from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Flame, Holdco and Sable assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Flame, Holdco nor Sable gives any assurance that any of Flame, Holdco, Sable or the combined company will achieve its expectations.

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Flame” and the “Company” refer to Flame Acquisition Corp., a Delaware corporation. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, the section entitled “Glossary” beginning on page 8 thereof or elsewhere in the Proxy Statement, and such definitions are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth below in Item 8.01 of this Current Report on Form 8-K with respect to the Additional PIPE Investments (as defined below) are incorporated by reference herein. The shares of Flame Common Stock to be issued pursuant to the Additional PIPE Investments will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 12, 2024, Flame convened a special meeting of stockholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination with Holdco and SOC, pursuant to the Agreement and Plan of Merger, dated as of November 2, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), and the transactions contemplated thereby. Pursuant to the terms of the Merger Agreement, (i) Holdco will merge with and into Flame, with Flame as the surviving company in the merger (the “Holdco Merger”), and (ii) immediately following the effective time of the Holdco Merger, SOC will merge with and into Flame, with Flame as the surviving company in the merger (the “SOC Merger” and the Holdco Merger, together with the other transactions contemplated in the Merger Agreement, the “Business Combination”). Each proposal voted on at the Special Meeting is described in detail in the Proxy Statement which was mailed to Flame stockholders on or about January 31, 2024.

As of the close of business on January 3, 2024, the record date for the Special Meeting, there were an aggregate of 13,292,182 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding. A total of 11,625,426 shares of Common Stock, representing approximately 87.5% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1.

The Business Combination Proposal – To approve, for purposes of complying with the General Corporation Law of the State of Delaware and the Company’s certificate of incorporation, the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement, including the Merger, and related agreements.

For	Against	Abstain
11,263,464	361,858	104

2.	The Charter Proposal – To approve and adopt changes to the Company’s certificate of incorporation reflected in the New Sable certificate of incorporation (the “Proposed Charter”).

For	Against	Abstain
11,263,064	361,858	504

3.	The Governance Proposal - To vote upon, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Proposed Charter in accordance with SEC requirements.

3A.	To change the Company’s name from “Flame Acquisition Corp.” to “Sable Offshore Corp.”:

For	Against	Abstain
11,263,068	361,858	500

3B.	To approve the removal of certain provisions relating to the Company’s status as a special purpose acquisition company:

For	Against	Abstain
11,262,968	361,858	600

3C.	To approve an increase in the number of shares of authorized capital stock of the Company:

For	Against	Abstain
11,262,848	361,978	600

3D.

To approve the provision of the Proposed Charter that would require the vote of at least two-thirds of the total voting power of the Company’s outstanding shares of capital stock entitled to vote to amend certain provisions of the Proposed Charter:

For	Against	Abstain
11,246,968	377,958	500

3E.

To approve the provision of the Proposed Charter that would require the vote of at least two-thirds of the voting power of the Company’s outstanding shares of capital stock entitled to vote to amend the Company’s bylaws:

For	Against	Abstain
11,246,968	377,958	500

4.	The Incentive Plan Proposal – To approve and adopt the Sable Offshore Corp. 2023 Incentive Award Plan.

For	Against	Abstain
11,257,265	362,661	5,500

5.

The NYSE Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company’s Common Stock to the Companies’ members pursuant to the Merger Agreement and the PIPE Investment (as defined below).

For	Against	Abstain
11,262,778	362,148	500

6.

The Adjournment Proposal – To approve, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Governance Proposal, the Incentive Plan Proposal or the NYSE Proposal.

For	Against	Abstain
11,263,568	361,858	0

Item 7.01 Regulation FD Disclosure.

On February 12, 2024, the Company issued a press release announcing the voting results relating to the Special Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously reported, in connection with the transactions contemplated by the Merger Agreement, among Flame, Holdco, and SOC, Holdco and Flame entered into subscription agreements (the “Subscription Agreements”) with certain investors (each such investor, a “PIPE Investor”) for an aggregate commitment amount of $520,000,000 (the “PIPE Investment”) pursuant to which such investors will purchase an aggregate of 52,000,000 shares of Common Stock at a price of $10.00 per share upon the consummation of the Business Combination.

On January 31, 2024, Flame a definitive proxy statement on Schedule 14A (as may be amended from time to time, the “Proxy Statement”) filed for the solicitation of proxies in connection with the Special Meeting.

On February 12, 2024, following the Special Meeting, a PIPE Investor that subscribed for $125,000,000 of the PIPE Investment informed the Company that it would not be able to fund that subscribed amount by the closing of the Business Combination (the “Closing”) due to difficulties it is experiencing related to receiving called capital from certain of its foreign investors. The inability of that PIPE Investor to fund its commitment does not relieve the obligations of the other PIPE Investors to fund their commitments in connection with the Closing.

On February 12, 2024, the Company secured additional PIPE Investments (including an additional $25,000,000 commitment from James C. Flores, our Chairman and Chief Executive Officer) on substantially the same terms as those contained in the Subscription Agreements to replace, in the aggregate, $53,000,000 of the amount previously committed by the PIPE Investor described above (the “Additional PIPE Investments”).

The Company will continue to seek additional investments, to be funded either in connection with or shortly after the Closing, to provide additional liquidity following the consummation of the Merger. Flame may not be able to obtain additional funds to account for such shortfall on favorable terms or at all, and any financing shortfall would reduce the amount of funds that New Sable has available following the Closing. The Company continues to expect to be able to satisfy the $150,000,000 Sable-EM Minimum Cash Threshold, complete the Closing on the terms set forth in the Proxy Statement, and have sufficient capital for its operations.

For illustrative purposes, the Company is presenting the following table demonstrating the ownership interests in the Company immediately following the consummation of the Business Combination, assuming an aggregate PIPE Investment of $437,895,000 and reflecting the 150,823 public shares that have been submitted for redemption in connection with the consummation of the Business Combination. The numbers of shares and percentage interests set forth below are based on a number of assumptions. If the actual facts differ from these assumptions, the number of shares and percentage interests set forth below will be different.

	Redemption Scenario (1)
	Number of Shares	Fully Diluted Ownership(2)
Current Stockholders
Current Flame public stockholders	5,953,859	6.7%
Insiders	7,187,500	8.1%
PIPE Shares(3)	43,789,500	49.2%
Merger Consideration	3,000,000	3.4%
Total Current Stockholders	59,930,859	67.4%

Shares Issuable Upon Exercise of Warrants
Flame Public Warrants	14,375,000	16.2%
Flame Private Warrants	7,750,000	8.7%
Working Capital Warrants	3,306,370	3.7%
Total Shares Issuable Upon Exercise of Warrants	25,431,370	28.6%
Incentive Plan(4)	3,575,000	4.0%
Pro Forma Flame Common Stock	89,937,229	100.0%

Note: Figures may not sum due to rounding.

(1)

This presentation assumes that (i) public stockholders exercise their rights to have 150,823 public shares (or 2.47% of the remaining public shares outstanding) converted into their pro rata share of the trust account and (ii) such redeeming public stockholders continue to hold public warrants following exercise of their redemption rights.

(2)

(a) This presentation assumes that (i) public stockholders exercise the 14,375,000 public warrants, (ii) the initial stockholders exercise the 7,750,000 private placement warrants, (iii) each of the Sponsor, Gregory Patrinely, J. Caldwell Flores and Anthony Duenner exercises their respective option to convert the current unpaid principal balance of the Working Capital Loans into 3,306,370 private placement warrants and exercises such warrants, and (iv) all shares underlying the Incentive Plan are issued.

(b) This presentation includes shares that may be issued but are not presently outstanding and, as such, differ from the share counts shown or assumed in the sections of the Proxy Statement entitled “Summary Unaudited Pro Forma Condensed Combined Financial Information,” and “Unaudited Pro Forma Condensed Combined Financial Statements,” which sections are limited to shares that are presently issued and outstanding.

(3)	Assumes 43,789,500 shares of New Sable common stock are issued to PIPE Investors at Closing in connection with the PIPE Investment.

(4)

Reflects 3,575,000 shares of New Sable common stock that are expected to be granted as equity incentive awards to officers and employees of New Sable under the Incentive Plan after the consummation of the Business Combination. For more information about the Incentive Plan, including the expected number of shares that will be reserved for future compensatory grants, please see the section of the Proxy Statement entitled “Proposal No. 4—Incentive Plan Proposal.”

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated February 12, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAME ACQUISITION CORP.

Date: February 12, 2024	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Executive Vice President and Chief Financial Officer